May 4, 2015

Prospectus

Touchstone Strategic Trust

	Class A	Class B	Class C	Class Y	Institutional Class
Touchstone Sustainability and Impact Equity Fund	TEQAX	TEQBX	TEQCX	TIQIX	TROCX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TOUCHSTONE SUSTAINABILITY AND IMPACT EQUITY FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Sustainability and Impact Equity Fund (the “Fund”) (formerly the Touchstone Large Cap Growth Fund) seeks to provide investors with long-term growth of capital.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 11 and in the Fund’s Statement of Additional Information (“SAI”) on page 44.

	Class A		Class B		Class C		Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		None		None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None		5.00%		1.00%		None	None
Wire Redemption Fee	Up to $15		Up to $15		Up to $15		Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.71%		0.71%		0.71%		0.71%	0.71%
Distribution and Service (12b-1) Fees	0.25%		0.34%		1.00%		None	None
Other Expenses(1)	0.31%		0.72%		0.31%		0.32%	0.25	%(2)
Total Annual Fund Operating Expenses(1)	1.27%		1.77%		2.02%		1.03%	0.96%
Fee Waivers or Expense Reimbursement(3)	(0.03)%		0.00%		(0.03)%		(0.04)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	1.24	%(4)	1.77	%(4)	1.99	%(4)	0.99%	0.89%

(1)      Other Expenses have been restated to reflect contractual changes to the Fund’s Administration Agreement effective January 1, 2015. Total Annual Fund Operating Expenses have been restated to reflect contractual changes in the Fund’s Administration Agreement and will differ from the ratio of expenses to average net assets that are included in the Fund’s annual report dated March 31, 2014.

(2)      Other Expenses are estimated.  The Fund began offering Institutional Class shares on May 4, 2015.

(3)      Touchstone Advisors, Inc. and the Trust have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.24%, 1.99%, 1.99%, 0.99% and 0.89% of average daily net assets for Classes A, B, C, Y and Institutional Class shares, respectively. This contractual expense limitation is effective through July 29, 2016, but the Board of Trustees of the Trust (the “Board”) can terminate the agreement if it deems the termination to be beneficial to the Fund. The terms of Touchstone Advisors’ contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement.

(4)      The Fund restated expenses after fee waiver to reflect a change in its contractual fee waiver that occurred after the Fund’s annual report for the fiscal year ended March 31, 2014.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual expense limits). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Institutional	Assuming No Redemption
	Class A	Class B	Class C	Class Y	Class	Class B	Class C
1 Year	$694	$680	$302	$101	$91	$180	$202
3 Years	$952	$857	$631	$324	$299	$557	$631
5 Years	$1,229	$1,059	$1,085	$565	$524	$959	$1,085
10 Years	$2,018	$1,952	$2,346	$1,256	$1,172	$1,952	$2,346

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended March 31, 2014, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of U.S. and non-U.S. companies that meet certain financial and environmental, social, and governance criteria.  Equity securities include common stocks, preferred stocks, convertible securities, depository receipts such as American Depository Receipts, Global Depository Receipts and European Depository Receipts, and interests in other investment companies, including exchange-traded funds that invest in equity securities.

The Fund’s sub-advisor, Rockefeller & Co., Inc. (“Rockefeller”), selects investments for the Fund based on an evaluation of a company’s financial condition and its sustainability and impact practices.  Rockefeller applies bottom-up security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition, and compelling valuations.  Rockefeller’s sustainability and impact evaluation considers environmental, social, and governance criteria such as corporate governance practices, product quality and safety, workplace diversity practices, environmental impact and sustainability, community investment and development, and human rights record.  Rockefeller analyzes the potential environmental, social and governance impacts and risks of a company, considers how well the company manages these impacts and risks, and ascertains the company’s willingness and ability to take a leadership position in implementing best practices.  Through this evaluation and ongoing engagement, Rockefeller seeks to support and encourage the company’s progress toward sustainability.

The Fund invests in securities of any size, but generally focuses on larger, more established companies.  The Fund invests primarily in securities of companies domiciled in developed markets, but may invest up to 30% of its net assets in securities of companies domiciled in emerging and frontier markets.  Emerging and frontier markets are defined as those countries not included in the MSCI World Index, a developed market index.

Rockefeller does not intend to engage in frequent and active trading as part of its principal investment strategy.

This Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

The Fund’s Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund, and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below:

Convertible Securities Risk: Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares. Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the Fund’s shares.

•                  Large-Cap Risk: The Fund is subject to the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•                  Mid-Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines, or financial resources, and may be dependent upon a particular niche of the market.

•                  Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

•                  Small-Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes.

•                  Depositary Receipts Risk: Foreign receipts, which include American Depositary Receipts (“ADRs”) and Global Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

•                  Emerging Markets Risk: Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in more developed countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

•                  Frontier Markets Risk: Frontier markets have similar risks to emerging markets, except that these risks are often magnified in a frontier market due to its smaller economy. As a result, frontier markets may experience greater changes in market or economic conditions, financial stability, price volatility, currency fluctuations, and other risks inherent in foreign securities.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc. (the “Advisor”) engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Other Investment Companies Risk:  The Fund’s investments in other investment companies, including ETFs, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such investment companies and the value of the Fund’s investment will fluctuate in response to the performance of such portfolio. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Sustainability and Impact Investing Risk: The Fund’s environmental, social and corporate governance criteria may cause the Fund to forgo opportunities to buy certain securities, and/or forgo opportunities to gain exposure to certain industries, sectors, regions and countries.  In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and 10 years compare with the MSCI All Country World Index (ACWI). The bar chart does not reflect any sales charges, which would reduce your return.  Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

On May 4, 2015, the Fund changed its name, principal investment strategies and sub-advisor.  Consequently, prior period performance may have been different if the Fund had not been managed by the prior sub-advisor using that sub-advisor’s large cap growth strategy.

Touchstone Sustainability and Impact Equity Fund — Class A Shares Total Return as of December 31

Best Quarter: 3rd Quarter 2009 14.98%    Worst Quarter: 4th Quarter 2008 (23.90%)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account. After-tax returns are only shown for Class A shares and after-tax returns for other classes will vary.

The inception dates of Class A shares, Class B shares, Class C shares, Class Y shares and Institutional Class shares were December 19, 1997, October 4, 2003, October 4, 2003, November 10, 2004 and May 4, 2015, respectively. Class Y and Institutional Class shares performance was calculated using the historical performance of the Class A shares for the periods prior to November 10, 2004 and May 4, 2015, respectively. Annual returns would differ only to the extent that classes have different expenses.

Average Annual Total Returns
For the period ended December 31, 2014

	1 Year	5 Years	10 Years
Touchstone Sustainability and Impact Equity Fund — Class A
Return Before Taxes	4.27%	12.45%	6.44%
Return After Taxes on Distributions	0.06%	11.03%	5.76%
Return After Taxes on Distributions and Sale of Fund Shares	5.83%	9.89%	5.17%
Touchstone Sustainability and Impact Equity Fund — Class B
Return Before Taxes	5.34%	13.10%	6.61%
Touchstone Sustainability and Impact Equity Fund — Class C
Return Before Taxes	8.86%	12.92%	6.35%
Touchstone Sustainability and Impact Equity Fund — Class Y
Return Before Taxes	10.93%	14.08%	7.33%
Touchstone Sustainability and Impact Equity Fund — Institutional Class
Return Before Taxes	N/A	N/A	N/A
Russell 1000 Growth Index(1) (reflects no deductions for fees, expenses or taxes)	13.05%	15.81%	8.49%
MSCI ACWI(2) (reflects no deductions for fees or expenses)	4.16%	9.17%	6.09%

(1) The Fund changed its benchmark from the Russell 1000 Growth Index to the MSCI ACWI on May 4, 2015, in conjunction with the Fund’s name change and change in principal investment strategies.

(2) The MSCI ACWI returns disclosed are net of withholding taxes.

The Fund’s Management

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Rockefeller & Co., Inc.	David P. Harris	Managing Fund since 2015	Managing Director, Chief Investment Officer
	Farha-Joyce Haboucha	Managing Fund since 2015	Managing Director, Director of Sustainability and Impact, Senior Portfolio Manager
	Jimmy C. Chang	Managing Fund since 2015	Managing Director, Chief Equity Strategist, Senior Portfolio Manager

	Classes A, B, C, and Y
Buying and Selling Fund Shares Minimum Investment Requirements	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class B shares are no longer offered for sale.  Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com.  Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone or via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred account, such as a 401(k) plan or an individual retirement account. Withdrawals from a tax-deferred account, however, may be taxable.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS

This prospectus applies to the Touchstone Sustainability and Impact Equity Fund (the “Sustainability and Impact Equity Fund” or the “Fund”).

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Can the Fund Depart from its Principal Investment Strategies?

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies, and engage in other investment practices. These permitted investments and strategies are described in detail in the Fund’s Statement of Additional Information (“SAI”).

The Fund’s investment goal is non-fundamental, and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval. Shareholders will be notified at least 60 days before any change takes effect.

The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. For temporary defensive purposes (e.g., attempting to respond to adverse market, economic, political, or other conditions), the Fund may invest up to 100% of its assets in cash, repurchase agreements, and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Fund’s goals. This defensive investing may increase the Fund’s taxable income, and when the Fund is invested defensively, it may not achieve its investment goal. The Fund will do so only if the Fund’s sub-advisor believes that the risk of loss in using the Fund’s normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that the Fund will achieve its investment goal.

80% Investment Policy. The Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). For purposes of this 80% Policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

Other Investment Companies. The Fund may invest in securities issued by other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules thereunder and applicable Securities and Exchange Commission (“SEC”) staff interpretations thereof, or applicable exemptive relief granted by the SEC.

Lending of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, and financial institutions under guidelines adopted by the Board, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. More information on securities lending is available in the SAI.

What are the Principal Risks of Investing in the Fund?

The risks that may apply to your investment in the Fund are listed below, including a description of each risk. Further information about investment risks is available in the Fund’s SAI.

Convertible Securities Risk: Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Historically, the equity markets have moved in cycles.  The value of the Fund’s equity securities may fluctuate from day to day.  Individual companies may report poor results or be negatively affected by industry or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.  Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the Fund’s shares.  These factors contribute to price volatility, which is the principal risk of investing in the Fund.  In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

•                  Large-Cap Risk: The Fund is subject to the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•                  Mid-Cap Risk: The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines, or financial resources, and may be dependent upon a particular niche of the market.

•                  Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

•                  Small-Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.  There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.  Over-the-counter securities may also be less liquid than exchange-traded securities. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes.

•                  Depositary Receipts Risk: Foreign receipts, which include ADRs and Global Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

•                  Emerging Markets Risk: Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in more developed countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

•                  Frontier Markets Risk: Frontier markets have similar risks to emerging markets, except that these risks are often magnified in a frontier market due to its smaller economy. As a result, frontier markets may experience greater changes in market or economic conditions, financial stability, price volatility, currency fluctuations, and other risks inherent in foreign securities.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors, Inc. (the “Advisor”) engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Other Investment Companies Risk:  The Fund’s investments in other investment companies, including ETFs, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such investment companies and the value of the Fund’s investment will fluctuate in response to the performance of such portfolio. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Sustainability and Impact Investing Risk: The Fund’s environmental, social and corporate governance criteria may cause the Fund to forgo opportunities to buy certain securities, and/or forgo opportunities to gain exposure to certain industries, sectors, regions and countries.  In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.

Where Can I Find Information about the Fund’s Portfolio Holdings Disclosure Policies?

A description of the Fund’s policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Fund’s website at TouchstoneInvestments.com.

THE FUND’S MANAGEMENT

Investment Advisor

Touchstone Advisors, Inc.
303 Broadway, Suite 1100, Cincinnati, OH 45202-4203

Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2014, Touchstone Advisors had approximately $21.0 billion in assets under management. As the Fund’s advisor, Touchstone Advisors reviews, supervises and administers the Fund’s investment programs and also ensures compliance with the Fund’s investment policies and guidelines.

Touchstone Advisors is responsible for selecting the Fund’s sub-advisor(s), subject to approval by the Board. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•                  Level of knowledge and skill

•                  Performance as compared to its peers or benchmark

•                  Consistency of performance over 5 years or more

•                  Level of compliance with investment rules and strategies

•                  Employees facilities and financial strength

•                  Quality of service

Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with a sub-advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.

The SEC has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements, or amend existing sub-advisory agreements without first obtaining shareholder approval. The Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of the Fund will be notified of any material changes in its sub-advisory arrangements.

Two or more sub-advisors may manage the Fund, with each managing a portion of the Fund’s assets. If the Fund has more than one sub-advisor, Touchstone Advisors allocates how much of the Fund’s assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Fund, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent, or other parties. For its services, Touchstone Advisors is entitled to receive an investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund. The Fund paid Touchstone Advisors a fee at an annual rate of 0.71% for the fiscal year ended March 31, 2014. Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.

Advisory and Sub-Advisory Agreement Approval.  A discussion of the basis for the Board of Trustees’ approval of the Fund’s advisory agreement and sub-advisory agreement will be found in the Trust’s annual report for the fiscal year ended March 31, 2015.

Sub-Advisor and Portfolio Managers

Listed below are the sub-advisor and its respective portfolio managers that have responsibility for the day-to-day management of the Fund, including a brief biographical description of the portfolio managers. The SAI provides additional information about the portfolio managers’ investments in the Fund, a description of their compensation structure, and information regarding other accounts that they manage.

Rockefeller & Co., Inc. (“Rockefeller”) is the sub-advisor to the Sustainability and Impact Equity Fund and is located at 10 Rockefeller Plaza, Third Floor, New York, New York 10020.  Rockefeller serves as the sub-advisor to the Fund, effective May 4, 2015. As sub-advisor, Rockefeller makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  Headquartered in New York City, Rockefeller is a global asset management and investment advisory firm that was founded in 1882 by John D. Rockefeller to manage the Rockefeller Family’s personal and philanthropic interests.  Rockefeller was incorporated in 1979 and registered with the U.S. Securities and Exchange Commission in 1980 as an investment adviser.  Today, Rockefeller provides investment management services and wealth advice to institutions, foundations and endowments, non-profits, individuals, trusts and families.  The Fund’s investment strategy reflects Rockefeller’s Global Sustainability & Impact Equity Strategy, which is managed by three portfolio managers and supported by a team of financial analysts and dedicated sustainability and impact analysts.  Rockefeller had approximately $9.6 billion in net assets under management as of December 31, 2014.

The following individuals are jointly and primarily responsible for the management of the Fund’s portfolio.

David P. Harris, CFA, Chief Investment Officer and Managing Director, joined Rockefeller in 1999 and began managing the Fund in 2015.  Prior to joining Rockefeller, Mr. Harris spent over three years with Stein Roe & Farnham, as Portfolio Manager of the Stein Roe International Fund and Stein Roe Emerging Markets Fund.  He is a Chartered Financial Analyst charter holder and received an MBA with Distinction in Finance from Cornell University and a BA in Economics from the University of Michigan.

Farha-Joyce Haboucha, CFA, Director of Sustainability and Impact, Managing Director and Senior Portfolio Manager, joined Rockefeller in 1997 and began managing the Fund in 2015.  Prior to joining Rockefeller, Ms. Haboucha worked for ten years as a Senior Portfolio Manager and Co-Director of Socially Responsive Investment Services at Neuberger Berman.  She is a Chartered Financial Analyst charter holder and received a BA in Comparative Literature from Columbia University.

Jimmy C. Chang, CFA, Chief Equity Strategist, Managing Director and Senior Portfolio Manager, joined Rockefeller in 2004 and began managing the Fund in 2015.  Prior to joining Rockefeller, Mr. Chang served as a Senior Vice President, Chief Technology Strategist and Senior Technology Analyst at the U.S. Trust Company of New York, where he led technology equity research and co-managed a technology fund.  He is a Chartered Financial Analyst charter holder and received an MBA in Finance/International Business from New York University and a BS (summa cum laude) in Electrical Engineering from The Cooper Union.

CHOOSING A CLASS OF SHARES

Share Class Offerings. Each class of shares has different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

Class A Shares

The offering price of Class A shares of the Fund is equal to its net asset value (“NAV”) plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class A shares are subject to a Rule 12b-1 distribution fee.

Class A Sales Charge. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Fund. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.95%	3.04%	2.25%
$500,000 but less than $1 million	2.25%	2.30%	1.75%
$1 million or more	0.00%	0.00%	None

Waiver of Class A Sales Charge. There is no front-end sales charge if you invest $1 million or more in Class A shares of the Fund. If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge (“CDSC”) of up to 1% on the shares redeemed, if a commission was paid by Touchstone Securities to a participating unaffiliated broker dealer. There is no front-end sales charge on exchanges between Touchstone Funds with the same load schedule or from a higher load schedule to a lower load schedule. In addition, there is no front-end sales charge on the following purchases:

•         Purchases by registered representatives or other employees (and their immediate family members*) of financial intermediaries having selling agreements with Touchstone Securities.

•         Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone Securities.

•         Purchases by a trust department of any financial intermediary serving in a fiduciary capacity as trustee to any trust over which it has discretionary trading authority.

•         Purchases through a financial intermediary that has agreements with Touchstone Securities, or whose programs are available through financial intermediaries that have agreements with Touchstone Securities relating to mutual fund supermarket programs, fee-based wrap, or asset allocation programs.

•         Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 in plan assets. This waiver applies to any investing employee benefit plan meeting the minimum eligibility requirements and whose transactions are executed through a financial intermediary that has entered into an agreement with Touchstone Securities to use the Touchstone Funds in connection with the plan’s accounts. The term “employee benefit plan” applies to qualified pension, profit-sharing, or other employee benefit plans.

•         Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone Securities.

•         Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

*     Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, and sister-in-law of a registered representative or employee. The term “employee” is deemed to include current and retired employees.

In addition, Class A shares may be purchased with no front-end sales charge through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisors. In each case, the intermediary has entered into an agreement with Touchstone Securities to include the Touchstone Funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping, or other services. You should ask your financial intermediary if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charge waivers must be satisfied at the time of purchase. For direct purchases through Touchstone Securities you may apply for a waiver by marking the appropriate section on the investment application and completing the “Special Account Options” form. You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the Touchstone Funds’ website: TouchstoneInvestments.com. Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund. At the option of the Fund, the front-end sales charge may be included on future purchases.

Reduced Class A Sales Charge. You may also purchase Class A shares of the Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent. The following purchasers (“Qualified Purchasers”) may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•                  An individual, an individual’s spouse, or an individual’s children under the age of 21;

•                  A trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved.

The following accounts (“Qualified Accounts”) held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•                  Individual accounts

•                  Joint tenant with rights of survivorship accounts

•                  Uniform gift to minor accounts (“UGTMA”)

•                  Trust accounts

•                  Estate accounts

•                  Guardian/Conservator accounts

•                  Individual Retirement Accounts (“IRAs”), including Traditional, Roth, Simplified Employee Pension Plans (“SEP”), and Savings Incentive Match Plan for Employees (“SIMPLE”)

•                  Coverdell Education Savings Accounts (“Education IRAs”)

Rights of Accumulation Program. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account. You or your dealer must notify Touchstone Securities at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification. If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone Securities will calculate the combined value of all of the Qualified Purchaser’s Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart. The minimum initial investment under a Letter of Intent is $10,000. You are not obligated to purchase additional shares if you complete a Letter of Intent. If you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), then your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account. If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Other Information. Information about sales charges and breakpoints is also available in a clear and prominent format on the Touchstone Funds’ website: TouchstoneInvestments.com. You can access this information by selecting “Sales Charges and Breakpoints” under the “Pricing and Performance” link. For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

Class B Shares

Class B shares of the Fund are no longer offered for sale. Class B shares are subject to a 12b-1 fee. A CDSC will be charged if you redeem Class B shares within 6 years after you purchased them. The amount of the CDSC will depend on how long you have held your shares, as set forth in the following table:

Year Since Purchase Payment Made	CDSC as a % of Amount Subject to Charge (as a percentage of original purchase price or the amount redeemed, whichever is less)
First	5.00%
Second	4.00%
Third	3.00%
Fourth	2.00%
Fifth	1.00%
Sixth	1.00%
Seventh and thereafter*	None

* Class B shares will automatically convert to Class A shares after they have been held for approximately 8 years.

Conversion to Class A Shares. Class B shares will convert automatically to Class A shares after 8 years from your initial purchase. The conversion will occur in the month following your 8-year anniversary. The conversion is based on the relative NAVs of the shares of the two classes on the conversion date and no sales charge will be imposed. Class B shares you have acquired through automatic reinvestment of dividends or capital gains will be converted in proportion to the total number of Class B shares you have purchased and own. Since the Rule 12b-1 distribution fees for Class A shares are lower than for Class B shares, converting to Class A shares will lower your expenses.

Class C Shares

Class C shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Class C shares are subject to a Rule 12b-1 fee. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them. In most cases, it is more advantageous to purchase Class A shares for amounts of $1 million or more. Therefore a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined.

Class Y Shares

Class Y shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Class Y shares are not subject to a Rule 12b-1 fee or CDSC.

Institutional Class Shares

Institutional Class shares of the Fund are sold at NAV, without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Institutional Class shares are not subject to a Rule 12b-1 fee or CDSC.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Rule 12b-1 Distribution Plans. The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act with respect to its Class A shares and Class C shares. The plans allow the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Fund pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, the Fund pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). Because these fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries. Touchstone Securities, the Trust’s principal underwriter, at its own expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Fund or other Touchstone Funds. Touchstone Securities reviews and makes changes to the focused distribution strategy on a periodic basis. These payments are generally based on a pro rata share of a dealer’s sales. Touchstone Securities may also provide compensation in connection with conferences, sales, or training programs for employees, seminars for the public, advertising, and other dealer-sponsored programs.

Touchstone Advisors, at its own expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for certain services including distribution, administrative, sub-accounting, sub-transfer agency or shareholder servicing activities. These additional cash payments to a financial intermediary are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration, and sub-transfer agency fees). These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary bears certain costs in connection with providing shareholder services to Fund shareholders. Touchstone Advisors may also reimburse Touchstone Securities for making these payments.

Touchstone Advisors and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold. The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and Touchstone Advisors or its affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. You should consult with your financial intermediary and review carefully any disclosure by the financial firm as to compensation received by your financial intermediary. Although the Fund may use financial firms that sell the Fund’s shares to effect portfolio transactions for the Fund, the Fund and Touchstone Advisors will not consider the sale of the Fund’s shares as a factor when choosing financial firms to effect those transactions. For more information on payment arrangements, please see the section entitled “The Distributor” in the SAI.

INVESTING WITH TOUCHSTONE

Choosing the Appropriate Investments to Match Your Goals. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

Please read this prospectus carefully and then determine how much you want to invest.

•                  Classes A and C shares may be purchased directly through Touchstone Securities or through your financial advisor.

•                  Class Y shares are available through certain financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.

•                  Institutional Class shares may be purchased directly through Touchstone Securities or through your financial intermediary.

In order to open an account you must complete an investment application. You can obtain an investment application from Touchstone Securities, your financial intermediary, or by visiting TouchstoneInvestments.com. You may purchase shares in the Fund on a day when the New York Stock Exchange (“NYSE”) is open for trading (“Business Day”). For more information about how to purchase shares, call Touchstone Securities at 1.800.543.0407.

Investor Alert: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds which it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See “Market Timing Policy” in this prospectus.)  Touchstone Securities may change applicable initial and additional investment minimums at any time.

Important Information about Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time (“ET”)), on the day that your account is closed. If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Fund

By mail or through your financial advisor

•                  Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Fund. We do not accept third-party checks for initial investments.

•                  Send your check with the completed investment application by regular mail to Touchstone Investments, P.O. Box 9878, Providence, RI 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581.

•                  Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

•                  You may also open an account through your financial advisor.

By wire or Automated Clearing House (“ACH”)

•                  You may open an account by purchasing shares by wire or ACH transfer. Call Touchstone Investments at 1.800.543.0407 for wire or ACH instructions.

•                  Touchstone Securities will not process wire or ACH purchases until it receives a completed investment application.

•                  There is no charge imposed by the Fund to make a wire or ACH purchase. Your bank, financial intermediary or processing organization may charge a fee to send a wire or ACH purchase to Touchstone Securities.

Through your financial intermediary

•                  You may invest in certain share classes by establishing an account through financial intermediaries that have appropriate selling agreements with Touchstone Securities.

•                  Your financial intermediary will act as the shareholder of record of your shares.

•                  Financial intermediaries may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

•                  Financial intermediaries may designate intermediaries to accept purchase and sales orders on the Fund’s behalf.

•                  Your financial intermediary may receive compensation from the Fund, Touchstone Securities, Touchstone Advisors, or their affiliates.

•                  Before investing in the Fund through your financial intermediary, you should read any materials provided by your financial intermediary together with this prospectus.

By exchange. Other Touchstone Funds may be exchanged pursuant to the exchange rules outlined below:

•                  Class A shares may be exchanged into Class A shares of any other Touchstone Fund at NAV, although Touchstone Funds that are closed to new investors may not accept exchanges.

•                  Class C shares may be exchanged into Class C shares of any other Touchstone Fund, although Touchstone Funds that are closed to new investors may not accept exchanges.

•                  Class Y shares and Institutional Class shares of the Funds are exchangeable for Class Y shares and Institutional Class shares any of other Touchstone Fund, respectively, as long as investment minimums and proper selling agreement requirements are met. Class Y shares may be available through financial intermediaries that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers.  Touchstone Funds that are closed to new investors may not accept exchanges.

•                  Class A, C, and Y shareholders who are eligible to invest in Institutional Class shares are eligible to exchange their Class A shares, Class C shares, and Class Y shares for Institutional Class shares of the same Fund, if offered in their state; such an exchange can be accommodated by their financial intermediary. Please see the Statement of Additional Information for more information under “Choosing a Class of Shares.”

•                  You do not have to pay any exchange fee for your exchange, but if you exchange from a fund with a lower load schedule to a fund with a higher load schedule you may be charged the load differential.

•                  Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

•                  If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

•                  If you purchased Class A shares for $1 million or more at NAV and compensation was paid to a broker-dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

•                  You should carefully review the disclosure provided in the prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.  Touchstone Funds that are closed to new investors may not accept exchanges.

•                  You may realize taxable gain if you exchange shares of the Fund for shares of another Fund. See “Distributions and Taxes — Federal Income Tax Information” for more information and the federal income tax consequences of such an exchange.

•                  Shares of the Touchstone Ultra Short Duration Fixed Income Fund, which are offered in a separate prospectus, may not be exchanged for shares of any other Touchstone Fund.

Through retirement plans. You may be able to invest in the Fund through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

•                  Traditional IRAs

•                  SIMPLE IRAs

•                  Spousal IRAs

•                  Roth IRAs

•                  Education IRAs

•                  SEP IRAs

Employer Sponsored Retirement Plans

•                  Defined benefit plans

•                  Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

•                  457 plans

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone Securities at 1.800.543.0407 or contact your financial intermediary.

Through a processing organization. You may also purchase shares of the Fund through a “processing organization,” (e.g., a mutual fund supermarket) which is a broker-dealer, bank, or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations (“Authorized Processing Organizations”) to receive purchase and sales orders on their behalf. Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this prospectus. You should also ask the processing organization if they are authorized by Touchstone Securities to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk. When shares are purchased through an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone Securities. The Authorized Processing Organization may:

•                  Charge a fee for its services

•                  Act as the shareholder of record of the shares

•                  Set different minimum initial and additional investment requirements

•                  Impose other charges and restrictions

•                  Designate intermediaries to accept purchase and sales orders on the Fund’s behalf

Touchstone Securities considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone Securities. Certain Authorized Processing Organizations may receive compensation from the Fund, Touchstone Securities, Touchstone Advisors, or their affiliates.

It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone Securities in a timely manner.

Pricing of Purchases

Purchase orders received in proper form by Touchstone Securities, an Authorized Processing Organization, or a financial intermediary, by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at that day’s public offering price (NAV plus any applicable sales charge). Purchase orders received after the close of the regular session of trading on the NYSE are processed at the public offering price determined on the following business day. It is the responsibility of the financial intermediary or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Adding to Your Account

By check

•                  Complete the investment form provided with a recent account statement.

•                  Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Fund.

•                  Write your account number on the check.

•                  Either: (1) mail the check with the investment form to Touchstone Securities; or (2) mail the check directly to your financial intermediary at the address printed on your account statement. Your financial advisor or financial intermediary is responsible for forwarding payment promptly to Touchstone Securities.

•                  If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

Through Touchstone Securities — By telephone or Internet

•                  You can exchange your shares over the telephone by calling Touchstone Securities at 1.800.543.0407, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application.

•                  You may also exchange your shares online via the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than $100,000.

•                  In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases. Touchstone Securities has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

•                  Requiring personal identification.

•                  Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.

•                  Mailing checks only to the account address shown on Touchstone Securities’ records.

•                  Directing wires only to the bank account shown on Touchstone Securities’ records.

•                  Providing written confirmation for transactions requested by telephone.

•                  Digitally recording instructions received by telephone.

By wire or ACH

•                  Contact your bank and ask it to wire or ACH funds to Touchstone Securities. Specify your name and account number when remitting the funds.

•                  Your bank may charge a fee for handling wire transfers. ACH transactions take 2-3 business days but can be transferred from most banks without a fee.

•                  If you hold your shares directly with Touchstone Securities and have ACH instructions on file for your non-retirement individual or joint account you may initiate a purchase transaction through the Touchstone Funds’ website at TouchstoneInvestments.com

•                  Purchases in the Fund will be processed at that day’s NAV (or public offering price, if applicable) if Touchstone Securities receives a properly executed wire or ACH by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

•                  Contact Touchstone Securities, your financial intermediary for further instructions.

By exchange

•                  You may add to your account by exchanging shares from another Touchstone Fund.

•                  For information about how to exchange shares among the Touchstone Funds, see “Investing in the Funds - By exchange” in this prospectus.

•                  Exchange transactions can also be initiated for non-retirement individual or joint accounts via the Touchstone Funds’ website: TouchstoneInvestments.com.

Purchases with Securities

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the Fund’s investment goal and is otherwise acceptable to Touchstone Advisors. Transactions of this type are generally a taxable transaction. Shareholders should consult with their personal tax advisor regarding their particular tax situation.

Automatic Investment Options

The various ways that you can automatically invest in the Fund are outlined below. Touchstone Securities does not charge any fees for these services. For further details about these services, call Touchstone Securities at 1.800.543.0407. If you hold your shares through a financial intermediary or Authorized Processing Organization, please contact them for further details on automatic investment options.

Automatic Investment Plan. You can pre-authorize monthly investments in the Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application or special account options form to do this. Amounts that are automatically invested in the Fund will not be available for redemption until three business days after the automatic reinvestment.

Reinvestment/Cross Reinvestment. Dividends and capital gains can be automatically reinvested in the Fund or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash if such amounts are greater than $25.00; lesser amounts will be automatically reinvested in the Fund. Dividends are taxable for federal income tax purposes whether you reinvest such dividends in additional shares of a Touchstone Fund or choose to receive cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension payouts or any other pre-authorized government or private recurring payments in the Fund.

Dollar Cost Averaging. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

Selling Your Shares

If you elect to receive your redemption proceeds in cash and the payment is not cashed for six months, your account will be coded as a lost shareholder account and correspondence will be sent to you requesting that you contact the Fund in order to remove this coding. If the Fund does not hear from you within 30 days of the mailing of this notice, the redemption check will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Through Touchstone Securities — By telephone or Internet

•                  You can sell your shares over the telephone by calling Touchstone Securities at 1.800.543.0407, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application.

•                  You may also sell your shares online via the Touchstone Funds’ website: TouchstoneInvestments.com.

•                  You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000.

•                  Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone or via Internet.

•                  If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that Business Day. Otherwise it will occur on the next Business Day.

•                  Interruptions in telephone or Internet service could prevent you from selling your shares when you want to. When you have difficulty making telephone or Internet sales, you should mail to Touchstone Securities (or send by overnight delivery) a written request for the sale of your shares.

•                  In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases. Touchstone Securities has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

•                  Requiring personal identification.

•                  Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.

•                  Mailing checks only to the account address shown on Touchstone Securities’ records.

•                  Directing wires only to the bank account shown on Touchstone Securities’ records.

•                  Providing written confirmation for transactions requested by telephone.

•                  Digitally recording instructions received by telephone.

Through Touchstone Securities — By mail

•                  Write to Touchstone Securities, P.O. Box 9878, Providence, RI 02940.

•                  Indicate the number of shares or dollar amount to be sold.

•                  Include your name and account number.

•                  Sign your request exactly as your name appears on your investment application.

•                  You may be required to have your signature guaranteed. (See “Signature Guarantees” in this prospectus for more information).

Through Touchstone Securities — By wire

•                  Complete the appropriate information on the investment application.

•                  If your proceeds are $1,000 or more, you may request that Touchstone Securities wire them to your bank account.

•                  You may be charged a fee of up to $15 by the Fund or the Fund’s Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.  Certain institutional shareholders who trade daily are not charged wire redemption fees.

•                  Your redemption proceeds may be deposited directly into your bank account through an ACH transaction. There is no fee imposed by the Fund for ACH transactions, however, you may be charged a fee by your bank to receive an ACH transaction. Contact Touchstone Securities for more information.

•                  If you hold your shares directly with Touchstone Securities and have ACH or wire instructions on file for your non-retirement account you may transact through the Touchstone Funds’ website: TouchstoneInvestments.com

Through Touchstone Securities — Through a systematic withdrawal plan

•                  You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

•                  Withdrawals can be made monthly, quarterly, semiannually, or annually.

•                  There is no fee for this service.

•                  There is no minimum account balance required for retirement plans.

Through your financial intermediary or Authorized Processing Organization

•                  You may also sell shares by contacting your financial intermediary or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial intermediary or, if applicable, the Authorized Processing Organization.

•                  Your financial intermediary or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone Securities in proper form and in a timely manner.

•                  Your financial intermediary may charge you a fee for selling your shares.

•                  Redemption proceeds will only be wired to your account at the financial intermediary.

Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone Securities’ records.

Pricing of Redemptions

Redemption orders received in proper form by Touchstone Securities, an Authorized Processing Organization, or a financial intermediary, by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at that day’s NAV. Redemption orders received after the close of the regular session of trading on the NYSE are processed at the NAV determined on the following business day. It is the responsibility of the financial intermediary or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Contingent Deferred Sales Charge (“CDSC”)

If you purchase $1 million or more in Class A shares at NAV and a commission was paid by Touchstone Securities to a participating unaffiliated dealer, a CDSC of up to 1.00% may be charged on redemptions made within 1 year of your purchase. Additionally, when an upfront commission is paid to a participating dealer on transactions of $1 million or more in Class A Shares, the Fund will withhold any 12b-1 fee for the first 12 months following the purchase date. If you redeem Class C shares within 12 months of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase. The CDSC is paid to Touchstone Securities to reimburse expenses incurred in providing distribution-related services to the Fund.

All sales charges imposed on redemptions are paid to Touchstone Securities. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

No CDSC is applied in the following instances:

•                  The redemption is due to the death or post-purchase disability of a shareholder. Touchstone Securities may require documentation prior to waiver of the charge.

•                  Any partial or complete redemption following death or disability (as defined in the IRC) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. Touchstone Securities may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

•                  Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

•                  Redemptions from retirement plans qualified under Section 401 of the IRC. The CDSC will be waived for benefit payments made by Touchstone Securities directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the IRC), in-service distributions, hardships, loans, and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial intermediary.

•                  The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2.

The above-mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Fund where a commission was paid by Touchstone Securities to a participating broker-dealer. The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. The Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

•                  Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee).

•                  Proceeds are being sent to an address other than the address of record.

•                  Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual’s account.

•                  Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request.

•                  Proceeds or shares are being sent/transferred between accounts with different account registrations.

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Fund will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Fund by shareholders. The Fund will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If the Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities, or restrict or refuse to process purchases or exchanges in the shareholder’s accounts. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Fund cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period. A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Fund may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed. The Fund may also restrict or refuse to process purchases by the shareholder. These exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. If the Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the 1940 Act, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund’s market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund’s market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund applies these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

Householding Policy (Only applicable for shares held directly through Touchstone Securities)

The Fund will send one copy of its prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone Investments at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Receiving Sale Proceeds

Touchstone Securities will forward the proceeds of your sale to you (or to your financial intermediary) within 7 days (normally within 3 business days) after receipt of a proper request.

Proceeds Sent to Financial Intermediaries or Authorized Processing Organizations. Proceeds that are sent to your Authorized Processing Organization or financial intermediary will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor, Authorized Processing Organization or financial intermediary may benefit from the use of your money.

Fund Shares Purchased by Check (Only applicable for shares held directly through Touchstone Securities). We may delay the processing and payment of redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you believe you may need your money sooner, you should purchase shares by bank wire.

Reinstatement Privilege (Classes A and C shares only). You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone Securities. If the redemption proceeds were from the sale of Class A shares and the sales load that you incurred on the initial purchase is less than the sales charge for the Fund, you will incur a sales charge representing the difference. If the redemption proceeds were from the sale of your Class A shares, and the sales load that you incurred on the initial purchase is equal to or more than the sales charge for the Fund, you can reinvest into Class A shares of any applicable Touchstone Fund at NAV. If the redemption proceeds were from the sale of Class A shares and the sales load that you incurred on the initial purchase is less than the sales charge for the Fund, you will incur a sales charge representing the difference. Reinvestment will be at the NAV next calculated after Touchstone Securities receives your request. If the reinvestment proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund. If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment. For tax purposes, an exchange of Fund shares is treated as the sale of the shares of one Fund and the purchase of the shares of the other Fund. As a result, the exchange may result in a tax consequence if you have a capital gain or loss in the Fund shares you are selling.

Delay of Payment. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

•                  When the NYSE is closed on days other than customary weekends and holidays;

•                  When trading on the NYSE is restricted; or

•                  During any other time when the SEC, by order, permits.

Redemption In-Kind. Under unusual circumstances, when the Board deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities. Until such time as the shareholder sells the securities they receive in-kind, the securities are subject to market risk. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Pricing of Fund Shares

The Fund’s share price (also called “NAV”) and public offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. The Fund calculates its NAV per share for each class, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding.

The Fund’s equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board (or under its direction). The Funds may use pricing services to determine market value for investments. Some specific pricing strategies follow:

•                  All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board has determined as fair value.

•                  Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the last quoted bid price.

Any foreign securities held by the Fund will be priced as follows:

•                  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

•                  Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

•                  Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when the Fund does not price its shares, the Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by the Fund that do not have readily available market quotations, are priced at their fair value using procedures approved by the Board. Any debt securities held by the Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Fund may use fair value pricing under the following circumstances, among others:

•                  If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.

•                  If a security, such as a small cap or micro-cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•                  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

•                  If the validity of market quotations is not reliable.

The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund has established fair value policies and procedures that delegate fair value responsibilities to the Advisor. These policies and procedures outline the fair value method for the Advisor. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors established by the Board, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. With respect to any portion of the Fund’s assets that is invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTIONS AND TAXES

The Fund intends to distribute to its shareholders substantially all of its income and capital gains. Dividends, if any, are declared and paid annually.  The Fund makes distributions of capital gains, if any, at least annually. If you own shares on the Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. Cash payments will only be made for amounts equal to or exceeding $25.00; for amounts less than $25.00 the dividends and distributions will be automatically reinvested in the paying Fund and class. To elect cash payments, you must notify the Fund in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878, Providence, RI 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, or call Touchstone Securities at 1.800.543.0407. If you hold your shares through a financial intermediary, you must contact the institution to elect cash payment. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment.

The Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by the Fund, has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you within 60 days after the end of each year detailing the federal income tax status of your distributions. Please see “Federal Income Tax Information” below for more information on the federal income tax consequences of dividends and other distributions made by a Fund.

Federal Income Tax Information

The federal income tax information in this prospectus is provided only for general information purposes for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Fund intends to qualify annually to be treated as regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund will not be subject to federal income taxes on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code, one of which is to distribute to the Fund’s shareholders substantially all of the Fund’s net investment income and capital gains each year. If for any taxable year the Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to taxation on a graduated basis at the corporate tax rate; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for “qualified dividend income” treatment for non-corporate shareholders.

Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains. The dividends and distributions you receive may be subject to federal, foreign, state, and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash. Taxable Fund distributions are taxable to a shareholder even if the distributions are paid from income or gains earned by the Fund prior to the shareholder’s investment and, thus, were included in the price the shareholder paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of the investment back as a taxable distribution. Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

Ordinary Income. Net investment income, except for qualified dividend income and income designated as tax-exempt, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gains rate, provided certain holding period and other requirements are satisfied.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

Sale or Exchange of Shares. It is a taxable event for you if you sell shares of the Fund or exchange shares of the Fund for shares of another Touchstone Fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of the Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends, if any, received by the shareholder with respect to such shares.

Returns of Capital. If a Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of a shareholder’s basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all distributions and sales proceeds payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Foreign Taxes. Income received by the Fund or underlying Fund from sources within foreign countries may be subject to foreign withholding and other taxes. If the Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations or by being a qualified fund of funds) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may, however, be able to claim an offsetting tax credit or deduction on your federal income tax return, depending on your particular circumstances and provided you meet certain holding period and other requirements. Tax-exempt holders of Fund shares, such as qualified tax-deferred retirement plans, will not benefit from such a deduction or credit.

Non-U.S. Shareholders.  Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Fund. This prospectus does not discuss the U.S. or foreign tax consequences of an investment by a non-U.S. shareholder in the Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign tax consequences of an investment in the Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions. You may also receive written notices of certain foreign taxes paid by the Fund during the prior taxable year.

Important Tax Reporting Considerations. Tax reporting changes effective January 1, 2012 require the Fund to report cost basis and holding period information to both the IRS and shareholders for gross proceeds from the sales of Fund shares purchased on or after January 1, 2012. This information will be reported on Form 1099-B. The average cost method will be used to determine the cost basis of Fund shares purchased on or after January 1, 2012 unless the shareholder instructs the Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot

Identification (SLID) or High Cost, First Out (HIFO)). If the shareholder designates SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals. If you hold shares of the Fund through a financial intermediary, the financial intermediary will be responsible for this reporting and the financial intermediary’s default cost basis method may apply. Please consult your tax adviser for additional information regarding cost basis reporting and your situation.

Redemptions by S corporations of Fund shares purchased on or after January 1, 2012 are required to be reported to the IRS on Form 1099-B. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

This section is only a summary of some important federal income tax considerations that may affect your investment in the Fund. More information regarding these considerations is included in the Fund’s SAI. You are urged and advised to consult your own tax advisor regarding the effects of an investment in the Fund on your tax situation, including the application of foreign, state, local, and other tax laws to your particular situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past 5 years, and for the six months ended September 30, 2014. Certain information reflects financial results for a single Fund share. No information is provided for the Institutional Class shares because they did not commence operations until May 4, 2015. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The financial highlights for the Fund for the fiscal year ended March 31, 2014 were audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, is included in the Fund’s annual report. The financial highlights for the prior fiscal periods were also audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements and related notes, was included in each of the Fund’s annual reports for those periods. The information for the six months ended September 30, 2014 has not been audited. You can obtain the annual report or semi-annual report at no charge by calling 1.800.543.0407 or by downloading a copy from the Touchstone Investments website: TouchstoneInvestments.com/home/formslit/.

Sustainability and Impact Equity Fund — Class A (formerly Touchstone Large Cap Growth Fund — Class A)

Per Share Data for a Share Outstanding Throughout Each Period

	Six months ended September 30, 2014	Year ended March 31, 2014	Year ended March 31, 2013		Year ended March 31, 2012		Year ended March 31, 2011	Year ended March 31, 2010
Net asset value at beginning of period	$31.81	$28.74	$27.74		$24.95		$20.74	$14.73
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.02	0.11		0.02	(A)	(0.09)	(0.02)
Net realized and unrealized gains on investments	1.31	5.96	1.00		2.77		4.30	6.08
Total from investment operations	1.35	5.98	1.11		2.79		4.21	6.06
Distributions from:
Net investment income	—	(0.05)	(0.11)		—		—	(0.04)
Realized capital gains	—	(2.86)	—		—		—	(0.01)
Total distributions	—	(2.91)	(0.11)		—		—	(0.05)
Net asset value at end of period	$33.16	$31.81	$28.74		$27.74		$24.95	$20.74
Total return(B)	4.25%	21.27%	4.05%		11.18%		20.30%	41.15%
Ratio and supplemental data:
Net assets at the end of period (000’s)	$279,729	$287,813	$286,572		$238,488		$291,827	$334,465
Ratio to average net assets:
Net expenses	1.25%	1.23%	1.22%		1.25%		1.25%	1.25%
Gross expenses	1.28%	1.29%	1.32%		1.35%		1.36%	1.37%
Net investment income (loss)	0.23%	0.06%	0.47%		0.08%		(0.36)%	(0.29)%
Portfolio turnover rate	60%	92%	109	%(C)	91%		76%	83%

Sustainability and Impact Equity Fund — Class B (formerly Touchstone Large Cap Growth Fund — Class B)

Per Share Data for a Share Outstanding Throughout Each Period

	Six months ended September 30, 2014		Year ended March 31, 2014	Year ended March 31, 2013		Year ended March 31, 2012		Year ended March 31, 2011	Year ended March 31, 2010
Net asset value at beginning of period	$30.08		$27.41	$26.47		$23.85		$19.93	$14.22
Income (loss) from investment operations:
Net investment income (loss)	(0.08	)(A)	(0.19)	0.01		(0.03	)(A)	(0.20)	(0.44)
Net realized and unrealized gains on investments	1.24		5.72	0.93		2.65		4.12	6.15
Total from investment operations	1.16		5.53	0.94		2.62		3.92	5.71
Distributions from:
Net investment income	—		(2.86)	—		—		—	—
Net asset value at end of period	$31.24		$30.08	$27.41		$26.47		$23.85	$19.93
Total return(B)	3.86%		20.62%	3.55%		10.99%		19.67%	40.15%
Ratios and supplemental data:
Net assets at the end of period (000’s)	$2,199		$3,671	$6,671		$10,949		$13,467	$14,897
Ratio to average net assets:
Net expenses	2.00%		1.79%	1.68%		1.45%		1.74%	2.00%
Gross expenses	2.20%		1.79%	1.68%		1.45%		1.83%	2.29%
Net investment income (loss)	(0.52)%		(0.50)%	0.00	%(D)	(0.12)%		(0.85)%	(1.05)%
Portfolio turnover rate	60%		92%	109	%(C)	91%		76%	83%

(A)     The net investment income per share is based on average shares outstanding for the period.

(B)     Total return shown excludes the effect of sales loads. If these charges were included, the returns would be lower.

(C)    Portfolio turnover excludes the purchases and sales of the Fifth Third Quality Growth Fund, which was acquired by the Fund on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

(D)    Rounds to less than 0.005%.

Sustainability and Impact Equity Fund — Class C (formerly Touchstone Large Cap Growth Fund — Class C)

Per Share Data for a Share Outstanding Throughout Each Period

	Six months ended September 30, 2014	Year ended March 31, 2014	Year ended March 31, 2013		Year ended March 31, 2012		Year ended March 31, 2011	Year ended March 31, 2010
Net asset value at beginning of period	$29.72	$27.17	$26.31		$23.84		$19.97	$14.25
Income (loss) from investment operations:
Net investment loss	(0.09)	(0.21)	(0.08)		(0.16	)(A)	(0.27)	(0.22)
Net realized and unrealized gains on investments	1.24	5.62	0.94		2.63		4.14	5.94
Total from investment operations	1.15	5.41	0.86		2.47		3.87	5.72
Distributions from:
Net investment income	—	(2.86)	—		—		—	—
Net asset value at end of period	$30.87	$29.72	$27.17		$26.31		$23.84	$19.97
Total return(B)	3.87%	20.35%	3.27%		10.36%		19.38%	40.14%
Ratios and supplemental data:
Net assets at the end of period (000’s)	$109,314	$111,631	$107,572		$116,350		$127,172	$142,179
Ratio to average net assets:
Net expenses	2.00%	1.98%	1.97%		2.00%		2.00%	2.00%
Gross expenses	2.02%	2.04%	2.08%		2.09%		2.13%	2.16%
Net investment loss	(0.52)%	(0.69)%	(0.28)%		(0.67)%		(1.11)%	(1.05)%
Portfolio turnover rate	60%	92%	109	%(C)	91%		76%	83%

Sustainability and Impact Equity Fund — Class Y (formerly Touchstone Large Cap Growth Fund — Class Y)

Per Share Data for a Share Outstanding Throughout Each Period

	Six months ended September 30, 2014		Year ended March 31, 2014	Year ended March 31, 2013		Year ended March 31, 2012		Year ended March 31, 2011	Year ended March 31, 2010
Net asset value at beginning of period	$32.23		$29.07	$28.09		$25.19		$20.89	$14.84
Income (loss) from investment operations:
Net investment income (loss)	(0.08	)(A)	0.09	0.18		0.09	(A)	(0.02)	(0.01)
Net realized and unrealized gains on investments	1.33		6.06	1.00		2.81		4.32	6.17
Total from investment operations	1.41		6.15	1.18		2.90		4.30	6.16
Distributions from:
Net investment income	—		(0.13)	(0.20)		—		—	(0.10)
Realized capital gains	—		(2.86)	—		—		—	(0.01)
Total distribution	—		(2.99)	(0.20)		—		—	(0.11)
Net asset value at end of period	$33.64		$32.23	$29.07		$28.09		$25.19	$20.89
Total return	4.38%		21.62%	4.32%		11.47%		20.58%	41.53%
Ratios and supplemental data:
Net assets at the end of period (000’s)	$396,221		$577,708	$523,413		$385,411		$331,733	$352,847
Ratio to average net assets:
Net expenses	0.99%		0.97%	0.96%		0.99%		0.99%	0.99%
Gross expenses	1.03%		1.05%	1.08%		1.14%		1.13%	1.06%
Net investment income (loss)	(0.49)%		0.32%	0.72%		0.34%		(0.10)%	(0.06)%
Portfolio turnover rate	60%		92%	109	%(C)	91%		76%	83%

(A)     The net investment income per share is based on average shares outstanding for the period.

(B)     Total returns shown exclude the effect of applicable sales loads. If these charges were included, the return would be lower.

(C)    Portfolio turnover excludes the purchases and sales of the Fifth Third Quality Growth Fund, which was acquired by the Fund on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR

Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203
1.800.638.8194

INVESTMENT ADVISOR

Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SHAREHOLDER SERVICES

1.800.543.0407

*A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group: Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

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TouchstoneInvestments.com/home

For investors who want more information about the Fund, the following documents are available free upon request:

Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Fund and is incorporated herein by reference, which means it is legally a part of this prospectus.

Annual/Semi-Annual Reports (“Financial Reports”): The Fund’s Financial Reports provide additional information about the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Fund by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407. The SAI and Financial Reports are also available on the Touchstone Investments website at: TouchstoneInvestments.com/home/formslit/

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database of the SEC’s Internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act File No. 811-03651	TSF-54-TST-SIE-1505